UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

Institutional Global Equity Fund	April 30, 2010

Highlights

• Global stock markets delivered healthy gains during the past six months, with many reaching their highest levels since the onset of the financial crisis.

• Strong returns from recently added stocks and some established holdings boosted fund performance, although holdings in the materials sector were less helpful.

• At the end of the period, information technology was our largest overweight sector versus the benchmark index, and consumer staples was our biggest underweighting as we sold key positions to take advantage of more promising growth opportunities.

• The developed world faces constraints as it works through the excesses of the previous economic cycle, but dynamic growth drivers in the emerging world should help generate expanding markets and robust earnings growth.

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Equity Fund

Dear Investor

Global stock markets delivered healthy gains during the past six months, with many reaching their highest levels since the onset of the financial crisis in 2008. Equities drew on the strength of corporate earnings as a significant number of companies surpassed expectations against an improving economic backdrop. Recoveries in the major developed countries built momentum after recent recessions, and growth continued at a markedly higher pace in emerging markets. Signs of healing in the U.S. labor and housing markets broadly underpinned investor confidence, although this was partly offset by concerns about government debt obligations—particularly Greece’s need for financial assistance and possible contagion in other countries.

The fund returned 9.83% during the six-month period ended April 30, 2010, compared with 10.03% for the MSCI All Country World Index and 10.39% for the Lipper Global Large-Cap Growth Funds Average. Our holdings in the materials and financials sectors were largely responsible for the slight shortfall versus the index and the Lipper average.

Market Review

U.S. stocks performed well compared with other regions as optimism increased about the country’s strengthening economic recovery, widely seen as being more advanced than that of Europe or Japan. Indeed, the Federal Reserve announced an increase in the discount rate in February (the rate at which commercial banks borrow from the central bank), an indication of rising confidence in the economy. Returns from Europe were lower, dragged down by the Greek financial crisis and the threat of further instability in the euro zone, with Portugal, Ireland, Spain, and others also shouldering unwieldy debt loads. The euro fell sharply against the dollar, broadly negating gains for U.S. dollar-based investors. Results in Japan were roughly between those in the U.S. and Europe, aided by hopes that the global recovery would benefit earnings for Japanese exporters, as has been the case in previous cycles.

While interest rates in the developed world were mainly held at historic lows to stimulate economic growth, many emerging countries lifted short-term rates to counteract inflationary pressures arising from overheating economies. Overall returns in emerging markets kept pace in U.S. dollar terms, but the impact of monetary tightening was most apparent in China where equities saw little change during the period and significantly lagged global performance. In contrast, India and Brazil posted gains despite their adoption of similar policies. India’s robust economic growth attracted foreign investment and, in turn, helped spur the rupee to its highest level since the start of the financial crisis.

Portfolio Performance and Strategy

Fund performance was helped by strong returns from several recently added stocks, augmented by contributions from more established holdings. The Chinese Internet company Baidu, which we purchased in October 2009, proved rewarding as it took advantage of Google’s decision to partially withdraw from the Chinese market. Baidu operates the biggest search engine in China, and its first-quarter results showed further market share gains. The company now accounts for nearly two-thirds of the country’s Internet search market, prompting increases in estimates for future revenue growth. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Another relatively new addition that enhanced value was the U.S. regional bank Fifth Third Bancorp. Concerns about its exposure to real estate had undermined the stock, but it rebounded sharply after reporting narrower-than-expected fourth-quarter losses. The results boosted investor confidence that the firm’s credit quality was stabilizing and profitability would soon be regained. Unfortunately, our overall stock selection in the financials sector restrained performance. Notable detractors included the Italian bank Intesa Sanpaolo, which suffered along with many other southern European financials amid fears of contagion from the Greek financial crisis, and Goldman Sachs, which fell sharply after the Securities and Exchange Commission launched an investigation into possible securities fraud. We continue to monitor developments in this area.

Another positive contributor was Apple, which confirmed its ability to beat already lofty expectations through accelerating sales growth and market share gains, led by the iPhone. The company introduced another innovative product, the iPad, with its potential to open up new sources of revenue. Apple’s strong returns over the period contrasted with the lackluster performance of Google, our largest holding in the information technology (IT) sector. Although total sales growth remained healthy, negative sentiment associated with its strategy in China and weaker-than-expected international sales meant that Google’s results lacked any positive surprises, causing a sell-off in the stock.

Our health care companies had a positive impact, led by the managed care provider WellPoint. During the period, the company reported consecutive quarters of solid earnings driven by significant cost controls, which rewarded investors lured by its attractive valuation thanks to concerns about health care reform. While the eventual passage of legislation in the U.S. resulted in a drop in these stocks, the impact was far less severe than had previously been feared. The consumer discretionary sector was also beneficial, notably the home improvement firm Lowe’s, whose sales benefited from the recovering economy. Signs of improvement in the housing market and the resumption of a stock buyback program increased optimism about the company’s outlook.

Holdings in the materials sector were less helpful. The largest detractor was the recently added Monsanto, the world’s largest seed company, which declined after reducing its 2010 targets for genetically modified corn and soybeans sales because of seasonal surpluses. While this is likely to cause a dip in earnings, we have maintained our position as the company appears well positioned to profit over the long term from growth in global demand for agricultural commodities. The company enjoys a full product pipeline and preeminent market position. This readiness to look through short-term influences and focus on factors that can drive stock performance a few years hence continues to characterize our investment approach.

The portfolio’s positioning at the sector and regional levels reflects the progress made in the global economic recovery during the past six months. At the start of the period, the relatively defensive health care segment represented the largest overweight compared with the benchmark mainly due to attractive valuations, but IT replaced it by the end of April. Our enthusiasm in this area is largely due to the products and services offered by each IT company, but, broadly, we have identified several market-leading firms with strong balance sheets and the ability to fund growth initiatives internally. Aside from Google, which remains a key holding because of its dominant market share and high profitability, Juniper Networks, one of the world’s largest makers of networking equipment used to direct traffic over the Internet, occupies a key position. The company provides excellent technology, has an improved management team, and offers the potential to expand sales around the world, while its stock remains reasonably valued.

Accenture is arguably an IT outlier in that its core business is technology consulting, an area that should continue to benefit from the long-term global trend of corporate outsourcing. This trend offers durable, diversified growth with the potential to expand profit margins against the backdrop of a more stable global economy. Again, the stock’s valuation appears attractive relative to its historical range.

The financials sector is another area where we have boosted our exposure. As the economic recovery gains traction, we have identified several companies whose earnings should return to a more normal trajectory as the credit cycle unwinds. Notable additions besides Fifth Third Bancorp include Bank of America, whose powerful franchise in deposits, mortgages, and brokerage should help it emerge as a competitive winner. Recent results clearly demonstrate accelerating earnings and capital generation. Similarly, investment bank Morgan Stanley appears to be regaining structural earnings power, with opportunities for improvement in key areas such as asset management and trading. That said, we remain somewhat wary of the possible effects of new industry regulation and will monitor the situation as it unfolds.

Several of our financial stocks reflect strength in emerging markets. Among Latin American financials, we initiated a position in Itau Unibanco, one of the leading Brazilian banks, and added to Mexican lender Grupo Financiero Banorte. In Asia, we bought India’s Kotak Mahindra Bank and Standard Chartered, a U.K. bank with significant Asian operations. We expect these banks to be rewarded by the robust loan growth likely to endure in emerging markets as levels of economic activity, notably escalating domestic consumption, eclipse those seen in the developed world.

After the sale of several holdings, including Wal-Mart, Anheuser-Busch Inbev, and Tesco, consumer staples now represents the portfolio’s largest underweighting. Given our confidence in the global economic recovery, it appeared prudent to take profits in these durable but modestly growing companies to take advantage of others with the potential for higher growth and returns, such as those already discussed.

Changes from a regional perspective have been less marked. The two previous trends in the portfolio, namely overweight exposure to the U.S. and emerging markets, have remained in place. We increased our U.S. investments slightly relative to the benchmark since the U.S. recovery provides investment opportunities at the stock level. While slightly underweight in Europe, we are conscious that the region’s recent underperformance may be exaggerated by concerns over euro zone stability, thereby providing us with an opportunity to invest in high-quality companies at attractive valuations. Japan remains our largest underweighting as deflationary pressures continue to constrain the country’s growth potential.

Investment Outlook

We believe that global equity markets currently present good opportunities to add value over the medium term, although our view is tempered by the many challenges that the global economy still faces. Chief among these are the constraints on many countries in the developed world as they work through the excesses of the previous economic cycle and the resultant indebtedness of governments and consumers that is likely to prove a drag on growth for some time. However, the dynamic secular growth drivers in the emerging world, such as industrialization, urbanization, and rising disposable incomes, should act as an effective counterweight, generating expanding markets and robust margins that will continue to spur many industries in developed countries, as well as in emerging economies. We remain positive on the market’s direction, given that equities are still reasonably valued compared with historical valuations and relative to many asset classes.

We continue to seek out high-quality companies with growing franchises, strong cash flow yields, and solid balance sheets and strive to identify businesses with the potential to prosper in a better economic environment. In particular, players that entered and exited the global recession as industry leaders are attractive as they take advantage of their improved competitive positions to boost earnings. We aim to identify the best growth opportunities with the potential to deliver strong returns across the globe, considering that reasonable valuations and the appealing dispersion of stock fundamentals remain evident.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund’s Investment Advisory Committee

May 20, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Equity Fund
April 30, 2010 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/10	Value 10/31/09
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	$ 5	$ 5,051	$ 5,621
Totals			$ 5	$ 5,051	$ 5,621

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$5,051
Dividend income	5
Interest income	–
Investment income	$ 5
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Equity Fund
April 30, 2010 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $151,710)	$	187,519
Receivable for investment securities sold		3,548
Dividends and interest receivable		230
Foreign currency (cost $211)		211
Cash		25
Other assets		577
Total assets		192,110
Liabilities		
Payable for investment securities purchased		1,266
Investment management fees payable		94
Due to affiliates		9
Other liabilities		504
Total liabilities		1,873
NET ASSETS	**$**	**190,237**
Net Assets Consist of:		
Overdistributed net investment income	$	(116)
Accumulated undistributed net realized loss		(76,153)
Net unrealized gain		35,811
Paid-in capital applicable to 21,380,254 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		230,695
NET ASSETS	**$**	**190,237**
NET ASSET VALUE PER SHARE	**$**	**8.90**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/10
Investment Income (Loss)	
Dividend income	$ 990
Expenses	
Investment management	603
Prospectus and shareholder reports	3
Custody and accounting	103
Registration	15
Legal and audit	31
Directors	3
Miscellaneous	8
Reductions of fees and expenses	
Investment management fees waived	(71)
Total expenses	695
Net investment income	295
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	13,497
Foreign currency transactions	5
Net realized gain	13,502
Change in net unrealized gain (loss)	
Securities	3,187
Other assets and liabilities denominated in foreign currencies	(9)
Change in net unrealized gain	3,178
Net realized and unrealized gain	16,680
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 16,975**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/10	Year Ended 10/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 295	$ 3,566
Net realized gain (loss)	13,502	(42,146)
Change in net unrealized gain	3,178	78,961
Increase in net assets from operations	16,975	40,381
Distributions to shareholders		
Net investment income	(1,728)	(2,901)
Capital share transactions*		
Shares sold	2,549	45,712
Distributions reinvested	1,433	2,594
Shares redeemed	(7,582)	(7,410)
Increase (decrease) in net assets from capital share transactions	(3,600)	40,896
Net Assets		
Increase during period	11,647	78,376
Beginning of period	178,590	100,214
End of period	**$ 190,237**	**$ 178,590**
Undistributed (overdistributed) net investment income	(116)	1,317
*Share information		
Shares sold	282	7,452
Distributions reinvested	170	426
Shares redeemed	(892)	(1,116)
Increase (decrease) in shares outstanding	(440)	6,762

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Equity Fund
April 30, 2010 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 30, 2006. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2010, approximately 19% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $92,257,000 and $96,359,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $74,716,000 of unused capital loss carryforwards, which expire: $32,450,000 in fiscal 2016 and $42,266,000 in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $151,710,000. Net unrealized gain aggregated $35,811,000 at period-end, of which $38,648,000 related to appreciated investments and $2,837,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $71,000 were waived during the six months ended April 30, 2010. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $603,000 remain subject to repayment at April 30, 2010.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $55,000 for Price Associates. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the one- and three-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any reductions of the management fee rate as a result of any applicable fee waivers or expenses paid by the Adviser) and the fund’s total expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010